YuMe

VIDEO BRAND AD PLATFORM | May 2017

FORWARD LOOKING STATEMENTS

This presentation contains forward-looking statements. All statements other than statements of historical fact are statements that could be forward-looking statements, including, but not limited to our Business Outlook, statements about our growth strategy, our operating results, market trends, and quotations from management. These forward-looking statements are subject to risks and uncertainties, assumptions and other factors that could cause actual results and the timing of events to differ materially from future results that are expressed or implied in our forward-looking statements. Factors that could cause or contribute to such differences include competitive trends in a dynamic market, our history of net losses and limited operating history, which make it difficult to evaluate our prospects, our fluctuating quarterly results of operations, and our dependence on a limited number of customers in a highly competitive industry. These and other risk factors are discussed under "Risk Factors" in YuMe's Quarterly Report on Form 10-Q for the quarter ended March 31st, 2017 that has been filed with the U.S. Securities and Exchange Commission (the "SEC"), and in our future filings and reports with the SEC. The forward-looking statements in this presentation are based on information available to YuMe as of the date hereof, and YuMe assumes no obligation to update any forward-looking statements.

To supplement our consolidated financial statements, which are prepared and presented in accordance with U.S. generally accepted accounting principles ("GAAP"), we report adjusted EBITDA, which is a non-GAAP financial measure. We calculate adjusted EBITDA as net income (loss), excluding income taxes, interest, depreciation and amortization, stock-based compensation and 2016 non-recurring proxy contest expenses. We believe that adjusted EBITDA provides useful information to investors in understanding our operating results in the same manner as management and the board of directors. We have included adjusted EBITDA in this presentation because it is a key measure we use to understand and evaluate our core operating performance and trends, to prepare and approve our annual budget and to develop short- and long-term operational plans. In particular, we believe that adjusted EBITDA can provide a useful measure for period-to-period comparisons of our operating results because it excludes some expenses that may mask underlying trends. This non-GAAP information is not necessarily comparable to non-GAAP information presented by other companies. Non-GAAP financial information should not be viewed as a substitute for, or superior to, financial information prepared in accordance with GAAP. Users of this non-GAAP financial information should consider the types of events and transactions for which adjustments have been made.

The non-GAAP financial measures used in this presentation are reconciled to the most directly comparable GAAP financial measures in the Appendix. With respect to adjusted EBITDA expectations provided in this presentation, quantitative reconciliation to the most directly comparable GAAP financial measure is not feasible, because unpredictable fluctuations in our stock price makes it difficult to estimate accurately future stock-based compensation expenses that are excluded from these non-GAAP financial measures. We expect that the variability of the above charges may have a significant and unpredictable impact on our future GAAP financial results.

YuMe

YUME SNAPSHOT

VIDEO BRAND ADVERTISING PLATFORM

Highlights

Highlights:

- Leading TV-like, video brand advertising platform
- Differentiated solutions for cross-screen inventory
- Intelligent data-driven technology platform more effectively optimizes campaigns for brand specific objectives
- Robust programmatic revenue growth
- Attractive base of customer accounts & blue-chip partners
- R&D advantage supported by low costs & economies of scale
- Profitable

Headquarters: Redwood City, California

Founded: 2004

Employees: <500

FINANCIAL SUMMARY ($M)


ADJUSTED EBITDA
$10.9
$0.5
$4.3
2016
Q1'16
Q1'17


PROGRAMMATIC REVENUE
$21.2
$1.0
$9.4
2016
Q1'16
Q1'17

AWARD WINNING TEAM & TECHNOLOGY

THE VIDEONET Connected TV AWARDS

DIGIDAY VIDEO AWARDS

iab. Rising Stars Award

Advertiser Perceptions

Highest Rated Media

Note: Financials shown on a non-GAAP basis

YuMe

YUME MARKET POINT OF VIEW

1. **The video ad market is changing**
   Brand objectives will dominate going forward.

2. **YuMe has a differentiated brand platform attractive to TV buyers**
   Brand objectives vs. click objectives, private vs. public, value vs. reach, efficiency vs. price, cross-screen.

3. **YuMe has always excelled at TV-style, brand objectives**
   True cross-screen software at the publisher level. Highly differentiated from one-sided markets, e.g. Tube.

4. **We are bringing that expertise to programmatic**
   What you buy has always been more important than how you buy. And now how you buy doesn't matter.

5. **We are doing so while substantially expanding profitability**

YuMe

LEADING BRAND VIDEO AD PLATFORM COMPANY

DELIVERING DIGITAL AUDIENCES THAT MATTER TO BRANDS



ADVERTISERS

YuMe

UNLOCKING AUDIENCE VALUE



PUBLISHERS

CROSS-SCREEN, BRAND OPTIMIZED INVENTORY FROM ATTENTIVE & RECEPTIVE AUDIENCES

YuMe

BUILD BRAND AUDIENCES FOR ADVERTISERS

DRIVEN BY UNIQUE END-TO-END SOFTWARE & DATA SCIENCES



SOFTWARE & DATA

YuMe's **SDK feeds declared survey & technographic* data** to its advanced learning algorithm to find similarities among survey respondents



DATA SCIENCES

Algorithm identifies unique patterns of each audience. Platform builds segments using **matched & validated** audience data



BRAND AUDIENCES

Platform finds viewers that match target audience in **real time, with or without cookies,** & serves desired ad

** Includes app/URL in use, browser type, local time of day, geography, video player attributes (player size., location, etc.)*

YuMe

PROGRAMMATIC AD TECH MARKET EVOLUTION

1

1ST PROGRAMMATIC WAVE 2007-2011

- Display
- Direct Response Budgets
- Click-and Conversion-Based
- e.g.: Right Media

2

2ND PROGRAMMATIC WAVE 2011-2015

- Primarily in-Banner video
- Open Markets
- Display Budgets
- Reach and Price Based
- Many wasted impressions
- e.g. Brightroll, AdapTV

3

3RD PROGRAMMATIC WAVE 2016-

- In-stream impressions
- Branding budgets
- Brand objectives; Brand Safe.
- Private markets
- TV dollars shifting
- Audience based
- e.g.: YuMe

YuMe

THE SHIFT TO PROGRAMMATIC BRANDING MEANS:

1	Awareness and Perception	VS	Online Purchase
2	Direct and Private Markets	VS	Open Markets
3	In-house Curated Inventory	VS	Open SSPs
4	Brand Objectives (Audience Based, Frequency Management, First-party, Safe, Viewable)	VS	Click Objectives
5	Value	VS	Reach
6	Cross Screen Integration	VS	Siloed
7	Efficiency	VS	Price

YuMe

BRANDING OBJECTIVES QUANTIFIED

DRIVING PROGRAMMATIC GROWTH

PROGRAMMATIC VIDEO TOTAL AVAILABLE MARKET



$14
$12
$10
$8
$6
$4
$2
$0
US Spend (billions)
2015
2016
2017
2018
2019
TAM Programmatic Direct
TAM Private Marketplaces
TAM Open Auction

Source: eMarketer and Management calculations

YuMe

CONNECTED TV – THE YUME ADVANTAGE

THE LEADER IN THE CTV SPACE


2007
2011
2012
2013
2014
2015
2016
YuMe
Windows Media Center
Microsoft & YuMe Windows Media Center Partnership
Magid Research Study 1
Magid Research Study 2
Crackle Launch
XBOX 360
XBOX Launch
SAMSUNG
Samsung Launch
Vizu
Vizu Research Launch
LG
LG Launch
VIDZONE
Vidzone Launch
Toshiba Launch
VESTEL
Vestel Launch
Panasonic
Panasonic Launch
BRIGHTLINE
TV
Apple TV launch
fireTV
Fire TV launch
Launch of interactive SDK

8+	500+	65%
YEARS OF EXPERIENCE	CAMPAIGNS	POTENTIAL REACH

Source: eMarketer and Management estimates

YuMe

FINANCIAL HIGHLIGHTS

STRONG PROGRAMMATIC GROWTH	OVER $21M IN PROGRAMMATIC REVENUE IN 2016 AND 9X YoY GROWTH IN Q1 2017.
SUSTAINED GROSS MARGIN	ILLUSTRATES PLATFORM'S STRENGTH & DIFFERENTIATION.
OPERATIONAL LEVERAGE	COMPANY RESTRUCTURING INTENDED TO REDUCE OPEX BY $14M IN 2017.
R&D ADVANTAGE	STRONG & EFFICIENT R&D OPERATIONS. INDIA-BASED TECHNOLOGY DEVELOPMENT AND AD OPERATIONS CENTER.
PROFITABLE	PROFITABLE ON AN ADJUSTED-EBITDA AND NET-INCOME BASIS.

YuMe

FY15 VS. FY16 ADJUSTED EBITDA WATERFALL

GROSS PROFIT GAINS FROM PLATFORM ENHANCEMENTS
OPERATING EXPENSE GAINS FROM INCREASED EFFICIENCIES


$s
($1.5M)
$1.9 M
$7.6 M
($1.0M)
$0.2 M
$3.7 M
$10.9 M
FY15 aEBITDA
Margin
S&M
R&D
G&A
D&A, SBC & Other*
FY16 aEBITDA

*Other includes Q4-16 restructuring expenses

YuMe

REVENUE AND ADJUSTED EBITDA



$ MILLIONS
$70
$60
$50
$40
$30
$20
$10
$0
-$10
Q1-12
Q2-12
Q3-12
Q4-12
Q1-13
Q2-13
Q3-13
Q4-13
Q1-14
Q2-14
Q3-14
Q4-14
Q1-15
Q2-15
Q3-15
Q4-15
Q1-16
Q2-16
Q3-16
Q4-16
Q1-17
20.1
25.2
26.0
45.5
26.6
34.3
36.2
54.0
37.3
40.4
43.0
57.1
40.1
40.4
38.9
53.8
38.2
38.6
30.1
32.2
27.0
4.8
13.3
9.4
(0.5)
1.6
1.6
9.1
(1.6)
0.7
1.6
8.3
(2.7)
(0.1)
(0.4)
4.6
(2.5)
(1.9)
(2.8)
5.6
0.5
2.3
(0.7)
8.8
4.3
Non-programmatic revenue
Programmatic revenue
aEBITDA

GROSS MARGIN TREND


GROSS MARGIN
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
42.8%
45.8%
44.6%
48.4%
45.3%
45.6%
47.5%
48.1%
45.9%
48.8%
47.3%
48.2%
47.0%
42.0%
44.8%
46.4%
47.8%
50.6%
48.4%
52.7%
52.3%
Q1-12
Q2-12
Q3-12
Q4-12
Q1-13
Q2-13
Q3-13
Q4-13
Q1-14
Q2-14
Q3-14
Q4-14
Q1-15
Q2-15
Q3-15
Q4-15
Q1-16
Q2-16
Q3-16
Q4-16
Q1-17